===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      STRATEGIC GLOBAL INCOME FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                      STRATEGIC GLOBAL INCOME FUND, INC.

                               ----------------

                                   NOTICE OF
                        ANNUAL MEETING OF SHAREHOLDERS
                                MARCH 15, 2001

                               ----------------

TO THE SHAREHOLDERS:

  The annual meeting of shareholders of Strategic Global Income Fund, Inc. ("Fund") will be held on March 15, 2001 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 for the following purposes:

  (1) To elect nine (9) Directors to serve until the annual meeting of shareholders in 2002, or until their successors are elected and qualified;

  (2) To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending November 30, 2001;

  (3) To approve a sub-adviser approval policy for the Fund; and

  (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

  You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on January 19, 2001. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the Board of Directors,

                                          Dianne E. O'Donnell
                                          Secretary

January 31, 2001
51 West 52nd Street
New York, New York 10019-6114


                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN.

   PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the nominees for Director named in the attached proxy statement and "FOR" all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

   If we do not receive your completed proxy cards after several weeks, our proxy solicitor, Shareholder Communications Corporation, may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund of validating your vote if you fail to sign your proxy card properly.

  1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

  2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

  3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

   REGISTRATION                                   VALID SIGNATURE
   ------------                                   ---------------
   Corporate Accounts
     (1) ABC Corp................................ ABC Corp.
                                                  John Doe, Treasurer
     (2) ABC Corp................................ John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer....... John Doe
     (4) ABC Corp. Profit Sharing Plan........... John Doe, Trustee

   Partnership Accounts
     (1) The XYZ Partnership..................... Jane B. Smith, Partner
     (2) Smith and Jones, Limited Partnership.... Jane B. Smith, General
                                                  Partner

   Trust Accounts
     (1) ABC Trust Account....................... Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/18/78..... Jane B. Doe

   Custodial or Estate Accounts
     (1) John B. Smith, Cust. f/b/o John B.
         Smith, Jr. UGMA/UTMA.................... John B. Smith
     (2) Estate of John B. Smith................. John B. Smith, Jr., Executor

                      STRATEGIC GLOBAL INCOME FUND, INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                               ----------------

                                PROXY STATEMENT

                               ----------------

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 15, 2001

  This statement is furnished to the shareholders of Strategic Global Income Fund, Inc. ("Fund") in connection with the Board of Directors' solicitation of proxies to be used at the annual meeting of the shareholders of the Fund to be held on March 15, 2001 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019, or any adjournment or adjournments thereof ("Meeting"). This proxy statement and the related proxy card will first be mailed to shareholders on or about January 31, 2001.

  The close of business on January 19, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at,
the Meeting. On that date, the Fund had       shares of common stock
outstanding and entitled to vote. Each share of common stock is entitled to one vote at the Meeting, and fractional shares are entitled to proportionate shares of one vote. Management does not know of any person who owns beneficially 5% or more of the outstanding shares of the Fund.

  A majority of the shares outstanding on January 19, 2001, represented in person or by proxy, must be present for the transaction of business at the Meeting. In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote "FOR" any such proposal in favor of such an adjournment, and will vote those proxies required to be voted "AGAINST" any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

  Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against any adjournment and Proposal 3, for which the required vote is a specified majority of the outstanding shares of the Fund, but will have no impact on Proposals 1 and 2, for which the required vote is a plurality and majority, respectively, of the votes cast at the Meeting.

  The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted "FOR" the nine nominees for Director named herein, "FOR" the remaining proposals described in this proxy statement and, in the proxies' discretion, either "FOR" or "AGAINST" any other business which may properly arise at the Meeting. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby cancelling any proxy previously given.

  The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") or PaineWebber Incorporated ("PaineWebber"), who will not receive any compensation therefor from the Fund. In addition, the Fund has engaged the services of Shareholder Communications Corporation to assist it in the solicitation of proxies for the meeting. Shareholder Communications
Corporation will be paid approximately     for proxy solicitation services.

  Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is a wholly owned indirect subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. The principal business address of Mitchell Hutchins is 51 West 52nd Street, New York, New York 10019-6114. The principal business address of PaineWebber is 1285 Avenue of the Americas, New York, New York 10019-6028. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

  The Fund's annual report containing financial statements for the fiscal year ended November 30, 2000, is being mailed to shareholders concurrently with this proxy statement.

                       PROPOSAL 1. ELECTION OF DIRECTORS

  Proposal 1 relates to the election of Directors of the Fund. Management proposes the election of the nine nominees named in the table below. Each nominee, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted "FOR" the election of each of the nine nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted "FOR" such other nominee or nominees as management may recommend.

  Messrs. Feldberg, Gowen and Malek have each served as a Director of the Fund since its inception in 1992. Mr. Bewkes has served as a Director from the Fund's inception except for a brief period in 1993. Mr. Storms has served on the Board since May 13, 1999. Each of the other remaining Directors has served since he or she was first elected to the Board on April 11, 1996. Effective September 8, 2000, Mary Farrell resigned her position as a Director of the Fund. A nominee has not yet been selected to fill the vacancy created by her resignation. If each of the nine nominees is elected, one vacancy will remain on the Board of Directors of the Fund. Proxies cannot be voted for a greater number of persons than the number of nominees named. To the Fund's knowledge, none of the Fund's current Directors and executive officers (19 persons) beneficially owned any shares of the Fund as of December 31, 2000.

                             PRESENT POSITION WITH THE
                             FUND; BUSINESS EXPERIENCE
                                       DURING                  SHARES OWNED
                               PAST FIVE YEARS; OTHER         BENEFICIALLY ON
 NOMINEE; AGE                      DIRECTORSHIPS            DECEMBER 31, 2000**
 ------------                -------------------------      -------------------
 Margo N. Alexander*; 53  Director. Mrs. Alexander is                --
                          Chairman (since March 1999) and
                          a director of Mitchell Hutchins
                          (since January 1995) and an
                          executive vice president and
                          director of PaineWebber (since
                          March 1984). She was chief
                          executive officer of Mitchell
                          Hutchins from January 1995 to
                          October 2000. Mrs. Alexander is
                          a director or trustee of 30
                          investment companies for which
                          Mitchell Hutchins, PaineWebber
                          or one of their affiliates
                          serves as investment adviser.

 Richard Q. Armstrong; 65 Director. Mr. Armstrong is                 --
                          chairman and principal of
                          R.Q.A. Enterprises (management
                          consulting firm) (since April
                          1991 and principal occupation
                          since March 1995). He is also a
                          director of AlFresh Beverages
                          Canada, Inc. (a Canadian
                          Beverage subsidiary of AlFresh
                          Foods Inc.) (since October
                          2000). Mr. Armstrong was
                          chairman of the board, chief
                          executive officer and co-owner
                          of Adirondack Beverages
                          (producer and distributor of
                          soft drinks and sparkling/still
                          waters) (October 1993-March
                          1995). He was a partner of The
                          New England Consulting Group
                          (management consulting firm)
                          (December 1992-September 1993).
                          He was managing director of
                          LVMH U.S. Corporation (U.S.
                          subsidiary of the French luxury
                          goods conglomerate, Louis
                          Vuitton Moet Hennessey
                          Corporation) (1987-1991) and
                          chairman of its wine and
                          spirits subsidiary, Schieffelin
                          & Somerset Company (1987-1991).
                          Mr. Armstrong is a director or
                          trustee of 29 investment
                          companies for which Mitchell
                          Hutchins, PaineWebber or one of
                          their affiliates serves as
                          investment adviser.

 E. Garrett Bewkes, Jr.*; Director and Chairman of the               --
 74                       Board of Directors. Mr. Bewkes
                          serves as a consultant to
                          PaineWebber (since May 1999).
                          Prior to November 2000, he was
                          a director of Paine Webber
                          Group Inc. ("PW Group,"
                          formerly the holding company of
                          PaineWebber and Mitchell
                          Hutchins) and prior to 1996, he
                          was a consultant to PW Group.
                          Prior to 1988, he was chairman
                          of the board, president and
                          chief executive officer of
                          American Bakeries Company.
                          Mr. Bewkes is a director of
                          Interstate Bakeries
                          Corporation. Mr. Bewkes is a
                          director or trustee of 40
                          investment companies for which
                          Mitchell Hutchins, PaineWebber
                          or one of their affiliates
                          serves as investment adviser.

 Richard R. Burt; 53      Director. Mr. Burt is chairman             --
                          of IEP Advisors, LLP
                          (international investments and
                          consulting firm) (since March
                          1994) and a partner of McKinsey
                          & Company (management

                             PRESENT POSITION WITH THE
                             FUND; BUSINESS EXPERIENCE
                                       DURING                  SHARES OWNED
                               PAST FIVE YEARS; OTHER         BENEFICIALLY ON
 NOMINEE; AGE                      DIRECTORSHIPS            DECEMBER 31, 2000**
 ------------                -------------------------      -------------------
                          consulting firm) (since 1991).
                          He is also a director of
                          Archer-Daniels-Midland Co.
                          (agricultural commodities),
                          Hollinger International Co.
                          (publishing), Homestake Mining
                          Corp. (gold mining), six
                          investment companies in the
                          Deutsche Bank family of funds,
                          nine investment companies in
                          the Flag Investors family of
                          funds, The Central European
                          Fund, Inc. and The Germany
                          Fund, Inc., vice chairman of
                          Anchor Gaming (provides
                          technology to gaming and
                          wagering industry) (since July
                          1999) and chairman of Weirton
                          Steel Corp. (makes and finishes
                          steel products) (since April
                          1996). He was the chief
                          negotiator in the Strategic
                          Arms Reduction Talks with the
                          former Soviet Union (1989-1991)
                          and the U.S. Ambassador to the
                          Federal Republic of Germany
                          (1985-1989). Mr. Burt is a
                          director or trustee of 29
                          investment companies for which
                          Mitchell Hutchins, PaineWebber
                          or one of their affiliates
                          serves as investment adviser.

 Meyer Feldberg; 58       Director. Mr. Feldberg is Dean             --
                          and Professor of Management of
                          the Graduate School of
                          Business, Columbia University.
                          Prior to 1989, he was president
                          of the Illinois Institute of
                          Technology. Dean Feldberg is
                          also a director of Primedia
                          Inc. (publishing), Federated
                          Department Stores, Inc.
                          (operator of department stores)
                          and Revlon, Inc. (cosmetics).
                          Dean Feldberg is a director or
                          trustee of 37 investment
                          companies for which Mitchell
                          Hutchins, PaineWebber or one of
                          their affiliates serves an
                          investment adviser.

 George W. Gowen; 71      Director. Mr. Gowen is a                   --
                          partner in the law firm of
                          Dunnington, Bartholow & Miller.
                          Prior to May 1994, he was a
                          partner in the law firm of
                          Fryer, Ross & Gowen. Mr. Gowen
                          is a director or trustee of 37
                          investment companies for which
                          Mitchell Hutchins, PaineWebber
                          or one of their affiliates
                          serves as investment adviser.

 Frederic V. Malek; 64    Director. Mr. Malek is chairman            --
                          of Thayer Capital Partners
                          (merchant bank) and chairman of
                          Thayer Hotel Investors II and
                          Lodging Opportunities Fund
                          (hotel investment
                          partnerships). From January
                          1992 to November 1992, he was
                          campaign manager of Bush-Quayle
                          '92. From 1990 to 1992, he was
                          vice chairman and, from 1989 to
                          1990, he was president of
                          Northwest Airlines Inc. and NWA
                          Inc. (holding company of
                          Northwest Airlines Inc.). Prior
                          to 1989, he was employed by the
                          Marriott Corporation (hotels,
                          restaurants, airline catering
                          and contract feeding), where he
                          most

                             PRESENT POSITION WITH THE
                             FUND; BUSINESS EXPERIENCE
                                       DURING                  SHARES OWNED
                               PAST FIVE YEARS; OTHER         BENEFICIALLY ON
 NOMINEE; AGE                      DIRECTORSHIPS            DECEMBER 31, 2000**
 ------------                -------------------------      -------------------
                          recently was an executive vice
                          president and president of
                          Marriott Hotels and Resorts.
                          Mr. Malek is also a director of
                          Aegis Communications, Inc.
                          (tele-services), American
                          Management Systems, Inc.
                          (management consulting and
                          computer related services),
                          Automatic Data Processing, Inc.
                          (computing services), CB
                          Richard Ellis, Inc. (real
                          estate services), FPL Group,
                          Inc. (electric services),
                          Global Vacation Group (packaged
                          vacations), HCR/Manor Care,
                          Inc. (health care), SAGA
                          Systems, Inc. (software
                          company) and Northwest Airlines
                          Inc. Mr. Malek is a director or
                          trustee of 29 investment
                          companies for which Mitchell
                          Hutchins, PaineWebber or one of
                          their affiliates serves as
                          investment adviser.

 Carl W. Schafer; 65      Director. Mr. Schafer is                   --
                          president of the Atlantic
                          Foundation (charitable
                          foundation supporting mainly
                          oceanographic exploration and
                          research). He is a director of
                          Labor Ready, Inc. (temporary
                          employment), Roadway Express,
                          Inc. (trucking), The Guardian
                          Group of Mutual Funds, the
                          Harding, Loevner Funds, E.I.I.
                          Realty Trust (investment
                          company), Evans Systems, Inc.
                          (motor fuels, convenience store
                          and diversified company),
                          Electronic Clearing House, Inc.
                          (financial transactions
                          processing), Frontier Oil
                          Corporation and Nutraceutix,
                          Inc. (biotechnology company).
                          Prior to January 1993, he was
                          chairman of the Investment
                          Advisory Committee of the
                          Howard Hughes Medical
                          Institute. Mr. Schafer is a
                          director or trustee of 29
                          investment companies for which
                          Mitchell Hutchins, PaineWebber
                          or one of their affiliates
                          serves as an investment
                          adviser.

 Brian M. Storms*; 46     Director and President. Mr.                --
                          Storms is chief executive
                          officer (since October 2000)
                          and president of Mitchell
                          Hutchins (since March 1999).
                          Mr. Storms was president of
                          Prudential Investments (1996-
                          1999). Prior to joining
                          Prudential he was a managing
                          director at Fidelity
                          Investments. Mr. Storms is a
                          director or trustee of
                          30 investment companies for
                          which Mitchell Hutchins,
                          PaineWebber or one of their
                          affiliates serves as investment
                          adviser.

--------
 * Mrs. Alexander, Mr. Bewkes and Mr. Storms are "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with Mitchell Hutchins and/or PaineWebber.
** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of any shares owned.

  The Board of Directors of the Fund met seven times during the fiscal year ended November 30, 2000. Each Director attended 75% or more of the board meetings during the last fiscal year. The Board has established an Audit Committee that acts pursuant to a written charter and is responsible for overseeing the Fund's accounting and financial reporting policies, practices and internal controls. A copy of the charter is attached as Exhibit A. In fulfilling its duties, the Audit Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed with the independent auditors the independent auditors' independence; and (d) based upon its review of the above, recommended to the Board that the audited financial statements be included in the Fund's annual report to shareholders. The Audit Committee currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek and Schafer, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund. The Audit Committee members are independent as defined under listing standards of the New York Stock Exchange. Each member of the Fund's Audit Committee is also a member of a similar committee established by the boards of other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser. The Audit Committee met once during the fiscal year ended November 30, 2000 and each member attended that meeting.

  The Board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors $1,000 annually and up to $150 for each Board meeting and for each separate meeting of a Board committee. The chairmen of the Audit Committees and the audit and contract review committees of individual funds within the PaineWebber fund complex receive additional compensation aggregating $15,000 annually from the relevant funds. Directors of the Fund who are "interested persons" as defined in the 1940 Act receive no compensation from the Fund. Directors are reimbursed for any expenses incurred in attending meetings. Each Director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The Board has waived this requirement with respect to Mr. Bewkes for the next year. The table below includes certain information relating to the compensation of the Fund's Directors.

                              COMPENSATION TABLE+

                                                                      TOTAL
                                                      AGGREGATE    COMPENSATION
                                                     COMPENSATION    FROM THE
                                                         FROM      FUND AND THE
NAME OF PERSON, POSITION                              THE FUND*   FUND COMPLEX**
------------------------                             ------------ --------------
Richard Q. Armstrong, Director......................    $1,780       $108,232
Richard R. Burt, Director...........................    $1,780       $108,232
Meyer Feldberg, Director............................    $2,480       $173,982
George W. Gowen, Director...........................    $1,780       $173,982
Frederic V. Malek, Director.........................    $1,780       $108,232
Carl W. Schafer, Director...........................    $1,750       $106,372

--------
 + Only independent members of the board are compensated by the Fund and identified above; directors who are "interested persons," as defined by the 1940 Act, do not receive compensation.
 * Represents fees paid to each Director during the fiscal year ended November 30, 2000.
** Represents total compensation paid to each Director by 33 investment companies (37 companies in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser during the calendar year ended December 31, 2000. No fund within the complex has a bonus, pension, profit sharing or retirement plan.

REQUIRED VOTE

  The election of each Director requires approval by a plurality of the votes cast at the Meeting on the matter, provided a quorum is present.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH NOMINEE IN PROPOSAL
                                      1.

         PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Fund's financial statements for the fiscal year ended November 30, 2000, were audited by Ernst & Young LLP ("Ernst & Young"), independent auditors. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns.

  The Board of Directors of the Fund has selected Ernst & Young as the independent auditors for the Fund for the fiscal year ending November 30, 2001, subject to ratification by shareholders of the Fund at the Meeting. Ernst & Young has been the Fund's independent auditors since its inception in October 1992. The ratification of Ernst & Young as independent auditors is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote "FOR" such ratification unless contrary instructions are given. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

  Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

REQUIRED VOTE

  The ratification of Ernst & Young as the Fund's independent auditors for the fiscal year ending November 30, 2001 requires the approval of a majority of the votes cast at the Meeting on the matter, provided a quorum is present.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

       PROPOSAL 3. TO APPROVE A SUB-ADVISER APPROVAL POLICY FOR THE FUND

  Mitchell Hutchins has been responsible for making the day-to-day portfolio management decisions for the Fund since it commenced operations. Mitchell Hutchins also acts as investment adviser or manager for several other investment companies. In some cases, Mitchell Hutchins does not directly manage the assets of those other funds but instead appoints another investment adviser to act as a "sub-adviser." When this occurs, Mitchell Hutchins continues to serve as investment adviser or manager for the fund, but enters into a separate agreement with the sub-adviser who then provides the day-to-day management of all or part of a fund's investments. Occasionally, Mitchell Hutchins appoints more than one sub-adviser to manage a fund's assets. Different sub-advisers may have different strengths or contribute in complementary ways to an investment strategy or program. When Mitchell Hutchins appoints a sub-adviser, Mitchell Hutchins, not the fund, pays the sub-advisor a fee for its services.

  At its meeting on November 8, 2000, the Board approved, and recommended that the shareholders of the Fund also be asked to approve, a policy to permit Mitchell Hutchins, subject to the approval of the Board, to appoint and replace sub-advisers, to enter into sub-advisory contracts and to amend sub-advisory contracts on behalf of the Fund subject to ratification and approval by the Fund's shareholders at the Fund's next regularly scheduled annual meeting ("Sub-Adviser Approval Policy"). Shareholders are being asked to approve this policy at the Meeting to permit Mitchell Hutchins to establish sub-advisory arrangements and to make changes in those arrangements for the Fund in the future without having to incur the expense of a special shareholder meeting. If approved by the Fund's shareholders, the policy would apply only to sub-advisers that are not affiliated with Mitchell Hutchins and thus would not permit Mitchell Hutchins and the Board to appoint any Mitchell Hutchins affiliate to serve as sub-adviser to the Fund without shareholder approval within the more narrow time constraints imposed by the 1940 Act. Implementation of the Sub-Adviser Approval Policy is subject to the receipt of an exemptive order that has been requested from the SEC.

THE REQUESTED EXEMPTIVE ORDER

  On June 30, 2000, the Fund filed an application ("Exemptive Application") with the SEC seeking an exemption from provisions of the 1940 Act that, subject to certain exceptions, prohibit any party from serving as a sub-adviser to the Fund except pursuant to a contract that has been approved by the Fund's shareholders. If the Exemptive Application is granted by the SEC, and if the shareholders approve this proposal, Mitchell Hutchins will be authorized, subject to approval by the Board, including a majority of the Independent Directors, to evaluate, select and retain unaffiliated sub-advisers for the Fund and to modify the sub-advisory contracts without obtaining immediate shareholder approval. The Fund would announce the appointment of any sub-advisers by press release promptly following any such Board action. Moreover, the Exemptive Application would require the Fund to obtain shareholder ratification and approval of the sub-advisory contracts at its next regularly scheduled annual meeting. Deferring shareholder approval until the next annual meeting would allow the Fund to avoid the cost of having a special shareholder meeting for that purpose. There can be no assurance that the SEC will grant the relief requested in the Exemptive Application.

CURRENT SUB-ADVISER APPROVAL PROCESS

  Currently, if Mitchell Hutchins wanted to retain the services of a sub-adviser for the Fund, any sub-advisory contract relating to the Fund (between Mitchell Hutchins and the sub-adviser) must be approved by the holders of a majority of the Fund's outstanding shares before it can take effect (other than on an interim basis). Such shareholder approval is in addition to approval by the Board, including a majority of the Independent Directors.

PROPOSED SUB-ADVISER APPROVAL POLICY

  The proposed Sub-Adviser Approval Policy would permit Mitchell Hutchins, subject to the approval of the Board, including a majority of the Independent Directors, to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval until the next regularly scheduled annual meeting. The Sub-Adviser Approval Policy thus would permit Mitchell Hutchins to appoint one or more sub-advisers for the Fund (other than on an interim basis). It also would permit Mitchell Hutchins to change sub-advisers or sub-advisory arrangements if, among other things: (1) the sub-adviser has a record of substandard performance; (2) the individual employees responsible for portfolio management of the Fund move from the sub-adviser to another investment advisory firm; (3) there is a change of control of the sub-adviser; (4) Mitchell Hutchins decides to diversify the Fund's management by adding another sub-adviser; or (5) there is a change in the investment style of the Fund. The sub-advisory fee paid by Mitchell Hutchins (not the Fund) to a sub-adviser can be expected to be lower than the fees paid to Mitchell Hutchins by the Fund. In the event of a change in sub-advisers, the sub-advisory fee paid to the new sub-adviser might be lower or higher than the fee payable to the Fund's sub-adviser being replaced, thereby allowing Mitchell Hutchins to retain a greater or only a smaller portion of the fees paid by the Fund to Mitchell Hutchins. The Sub-Adviser Approval Policy will not be used to approve any sub-adviser that is affiliated with Mitchell Hutchins, as that term is used in the 1940 Act, or materially amend any sub-advisory contract with an affiliated sub-adviser.

  Approval of the Sub-Adviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Fund, Mitchell Hutchins, any sub-adviser or any sub-advisory contract, other than the requirement to call and hold a special meeting of the Fund's shareholders for the purpose of approving a sub-advisory contract. The Board, including the Independent Directors, would evaluate and approve all sub-advisory contracts between Mitchell Hutchins and any sub-adviser as well as all changes to sub-advisory contracts. In addition, if the SEC grants the requested relief, the Fund and Mitchell Hutchins will be subject to conditions designed to ensure that the interests of the Fund's shareholders are adequately protected whenever Mitchell Hutchins acts under the Sub-Adviser Approval Policy. Finally, the Fund will be required to announce the appointment of a sub-adviser by press release promptly following the Board's action, and notice of the sub-advisory contract, together with a description of the sub-adviser, would be included in the Fund's next report to shareholders. Shareholders who are not satisfied with any sub-advisory arrangements that Mitchell Hutchins and the Board implement under the Sub-Adviser Approval Policy would be able to vote against the sub-advisory contract at the next annual meeting of shareholders or, of course, sell their shares.

  Shareholder approval of this Proposal 3 will not change the management fees paid by the Fund to Mitchell Hutchins, nor will it change the duties and responsibilities of Mitchell Hutchins under its investment advisory and administration contract with the Fund.

BENEFITS OF THE SUB-ADVISER APPROVAL POLICY

  The Board believes that it is in the best interests of the Fund's shareholders to give Mitchell Hutchins the maximum flexibility to select, supervise and evaluate sub-advisers without incurring the expense and potential delay of seeking shareholder approval within a narrow window of time through a special meeting of Fund shareholders. While Rule 15a-4 under the 1940 Act provides a limited exception to the shareholder approval requirements for an interim advisory contract, the Fund's current advisory contract must be terminated before the Rule can apply, and the Fund's shareholders still must approve both the resulting interim advisory and sub-advisory contracts no later than 150 days after their effective date. Thus, even when a change in investment management arrangements involving one or more sub-advisers can be put into place on a temporary basis, the Fund must promptly call and hold a special meeting of the Fund's shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. These costs generally are borne entirely by the Fund. If Mitchell Hutchins and the Board can rely on the Sub-Adviser Approval Policy, the Board would be able to act more quickly and with less expense to appoint an unaffiliated sub-adviser when the Board and Mitchell Hutchins believe that the appointment would benefit the Fund and its shareholders.

  Also, the Board believes that it is appropriate to vest the selection, supervision and evaluation of sub-advisers in Mitchell Hutchins, subject to review by the Board, in light of Mitchell Hutchins' significant experience and expertise in this area. The Board believes that investors may choose to invest in the Fund because of Mitchell Hutchins' experience in this respect.

  Finally, the Board will oversee the sub-adviser selection process to ensure that shareholders' interests are protected whenever Mitchell Hutchins selects a sub-adviser or modifies a sub-advisory contract. The Board, including a majority of the Independent Directors, would evaluate and approve all sub-advisory contracts as well as any modification to any sub-advisory contracts already entered into. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The Board will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The Board believes that its review will ensure that Mitchell Hutchins continues to act in the best interests of the Fund and its shareholders.

REQUIRED VOTE

  Approval of Proposal 3 requires the affirmative vote of the holders of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. If the Fund's shareholders do not approve the proposed Sub-Adviser Approval Policy, the Fund would be required to call a special meeting whenever necessary to obtain prompt shareholder approval of any changes in any sub-advisory arrangements which may be instituted in the future. Implementation of the Sub-Adviser Approval Policy is also conditioned upon receipt of the requested exemptive relief from the SEC.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3.

                              EXECUTIVE OFFICERS

  Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund, in addition to Mr. Storms (about whom information is given previously), are:

    THOMAS DISBROW, age 34, vice president and assistant treasurer (appointed February 2000). Mr. Disbrow is a first vice president and a senior manager of the mutual fund finance department of Mitchell Hutchins. Prior to November 1999, he was a vice president of Zweig/Glaser Advisers. Mr. Disbrow is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    AMY R. DOBERMAN, age 38, vice president of the Fund (appointed September
  2000). Ms. Doberman is a senior vice president and general counsel of Mitchell Hutchins. From December 1996 through July 2000, she was general counsel of Aeltus Investment Management, Inc. Prior to working at Aeltus, Ms. Doberman was a Division of Investment Management Chief Counsel at the Securities and Exchange Commission. Ms. Doberman is a vice president of 29 investment companies and vice president and secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    JOHN J. LEE, age 32, vice president and assistant treasurer of the Fund (appointed May 1998). Mr. Lee is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to September 1997, he was an audit manager in the financial services practice of Ernst & Young. Mr. Lee is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    KEVIN J. MAHONEY, age 35, vice president and assistant treasurer (appointed May 1999). Mr. Mahoney is a first vice president and senior manager of the mutual fund finance department of Mitchell Hutchins. From August 1996 through March 1999, he was the manager of the mutual fund internal control group of Salomon Smith Barney. Prior to August 1996, he was an associate and assistant treasurer for BlackRock Financial Management L.P. Mr. Mahoney is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    ANN E. MORAN, age 43, vice president and assistant treasurer of the Fund (appointed June 1993). Ms. Moran is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    DIANNE E. O'DONNELL, age 48, vice president and secretary of the Fund (appointed February 1992). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 29 investment companies and a vice president and assistant secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    PAUL H. SCHUBERT, age 38, vice president (appointed September 1994) and treasurer (appointed May 1997) of the Fund. Mr. Schubert is a senior vice president and the director of the mutual fund finance department of Mitchell Hutchins. Mr. Schubert is a vice president and treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    BARNEY A. TAGLIALATELA, age 39, vice president and assistant treasurer of the Fund (appointed May 1997). Mr. Taglialatela is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Mr. Taglialatela is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    STUART WAUGH, age 45, vice president of the Fund (appointed September
  1992). Mr. Waugh is a managing director and a portfolio manager of Mitchell Hutchins responsible for global fixed income investments and currency trading. Mr. Waugh is a vice president of two investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

    KEITH A. WELLER, age 39, vice president and assistant secretary of the Fund (appointed September 1995). Mr. Weller is a first vice president and senior associate general counsel of Mitchell Hutchins. Mr. Weller is a vice president and assistant secretary of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  An initial report under Section 16(a) of the Securities Exchange Act of 1934 was not timely filed for Ms. Doberman. This delayed report did not involve any transaction in the Fund's common stock but rather related to her election as an officer. The Fund is not aware of any outstanding report required to be filed by any board member.

                             SHAREHOLDER PROPOSALS

  Any shareholder who wishes to submit proposals to be considered at the Fund's 2002 annual meeting of shareholders should send such proposals to the Secretary of the Fund at 1285 Avenue of the Americas, New York, New York 10019-6028. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than October 3, 2001 and must satisfy other requirements of the federal securities laws.

                                OTHER BUSINESS

  Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the Board of Directors,



                                          DIANNE E. O'DONNELL
                                          Secretary

January 31, 2001

       It is important that you execute and return your proxy promptly.

                                                                      EXHIBIT A

                         PAINEWEBBER CLOSED-END FUNDS

                            AUDIT COMMITTEE CHARTER

ESTABLISHMENT AND PURPOSE

  The Audit Committee (the "Committee") of the Board of Directors of each of the closed-end PaineWebber Funds (collectively the "Funds" and, individually, a "Fund") is hereby established on this the 11th day of May, 2000. The primary purpose of the Audit Committee is to oversee each Fund's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the Investment Company Act of 1940 (the "Act"), and by the rules of the New York Stock Exchange, Inc. or other relevant securities exchange on which shares of the Fund are listed.

  The Committee will endeavor to assure the quality and objectivity of each Fund's independent audit and the Fund's financial statements, act as a liaison between the Board of Directors and each Fund's independent auditors and periodically report to the Board of Directors. In performing its duties, the Committee shall have unrestricted access to each Fund's Directors, the independent auditors, and the executive and financial management of the Fund.

COMPOSITION

  The Committee, which will have at least three members at all times, shall be composed of all the non-interested Directors (as defined in the Act) of each Fund's Board of Directors, other than those who are not qualified to serve or who choose not to serve.

  Each member of the Committee must meet the independence and experience requirements set forth in Appendix A. At least one member of each Sub-Committee must also meet the financial expertise requirements set forth in Appendix A.

  The Committee shall elect a chairman, who shall preside over Committee meetings (the "Chairman"), and may elect a deputy chairman to preside in the absence of the Chairman.

SUB-COMMITTEES

  The Committee shall have two Audit Sub-Committees (the "Sub-Committees" or, individually, a "Sub-Committee"). Each member of the Committee shall serve on one of the two Sub-Committees. Each Sub-Committee shall be assigned the responsibility of initially performing the Committee's duties with respect to specific Funds as determined from time to time by the Committee. Each Sub-Committee shall report its findings and recommendations to the full Committee, which will retain ultimate responsibility for audit oversight.

  Each Sub-Committee shall have a Chairman, one of whom shall also be the Chairman of the Committee. The other Sub-Committee Chairman shall be elected by all members of the Committee.

MEETINGS

  The Committee and each Sub-Committee shall meet on a regular basis, but not less frequently than annually. An Agenda shall be established for each meeting. Special meetings shall be called as circumstances require. The Chairman of the Committee and each Sub-Committee may invite Fund officers and other interested parties to participate in meetings. The Committee and each Sub-Committee may, in its discretion, meet in executive session outside the presence of Fund officers and other parties.

  A majority of the Committee's and each Sub-Committee's members shall constitute a quorum. However, if either Sub-Committee does not have a quorum but a quorum of the Committee as a whole is present, the committee as a whole may act in the Sub-Committee's place. At any meeting of the Committee or a Sub-Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote. Members may attend telephonically or otherwise whereby they can hear and be heard by all other attendees.

REPORTING

  The Committee Chairman (and, as necessary, the Chairman of any Sub-Committee) shall report to the Board of Directors on the result of its reviews and make such recommendations as deemed appropriate. The Committee and each Sub-Committee will keep minutes of its meetings and will make such minutes available as requested to the full Board for its review.

DUTIES AND RESPONSIBILITIES

  As a general rule, each Fund's independent auditors are ultimately accountable to the Board of Directors of the Fund and the Committee, and the Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors of each Fund, subject to the requirements of the Act. In addition, the Committee and each designated Sub-Committee shall have the following specific duties and responsibilities:

 Audit Oversight

  . In connection with the organization of each Fund and annually thereafter, recommend to the Board of Directors the selection of an independent public accounting firm.

  . Review the scope of each Fund's proposed audit each year, including the extent of audit and non-audit services provided to each Fund by the independent auditors, and the audit procedures to be utilized. At the conclusion of each audit, the Committee will review the audit, including any comments or recommendations, with the independent auditors.

  . Ensure that the independent auditors for each Fund submit on a periodic basis to the Committee a formal written statement delineating all relationships between the auditors and each Fund consistent with Independence Standards Board Standard No. 1.

  . Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

  . Recommend that the Board of Directors of each Fund take appropriate action in response to the independent auditors' report to satisfy itself of, and oversee, the independence of the independent auditors.

  . Discuss with Management the performance of the independent auditors, Management's recommendation with respect to the reasonableness of their fees and the recommendation to the Board of Directors regarding the retention of the independent auditors.

  . Review and discuss with independent auditors and Management each Fund's annual report to shareholders and significant accounting policies underlying the reports and their presentation to the public.

  . Discuss with each Fund's independent auditors any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, as modified or supplemented.

  . Discuss with each Fund's independent auditors, to the extent required by Statement of Auditing Standards No. 71, any adjustments which were made to previously reported financial information.

  . Review with each Fund's independent auditors the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing these controls and procedures.

  . As necessary, review with the independent auditors and Management any "illegal acts," as defined in Section 10A of the Securities Exchange Act of 1934 and required by that statute to be reported to the Committee, or other significant issues that could have a material effect on a Fund's financial statements.

  . Make recommendations to the Board of Directors of each Fund, based on the Committee's review and discussions with each Fund's independent auditors and Management, with respect to each Fund's financial statements as to whether the financial statements should be included in each Fund's annual report for the previous fiscal year.

 Other

  . Review with each Fund's Management, investment adviser and, if applicable, sub-adviser:

    (a) such compliance matters as are appropriate to be brought to the attention of the Committee; and

    (b) any comments or criticisms from the staff of the Securities and Exchange Commission or any other regulators as are appropriate to be brought to the attention of the Committee.

ANNUAL REVIEW

  The Committee shall review and reassess the adequacy of this charter on an annual basis.

AMENDMENTS

  This charter may be amended by a vote of the Board.

LIMITS ON COMMITTEE LIABILITY

  Except under extraordinary circumstances, actions taken by the Committee as a whole shall not subject the Committee members to any personal liability.

  The Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Fund has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Committee is not of the same quality as the audit performed by the independent auditors. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                                                     APPENDIX A

INDEPENDENCE REQUIREMENTS

  In order to be deemed independent, each member of the Committee must be free of any relationships that may interfere with the exercise of his or her independent judgment. To ensure the independence of each Committee member, the following restrictions shall apply to each Committee member:

  . A Director who is an employee (including non-employee executive officers) of a Fund or any of its affiliates may not serve on the Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of a Fund, the Director could serve on the Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor.

  . A Director: (a) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with a Fund, or (b) who has a direct business relationship with a Fund (e.g., a consultant) may serve on the Committee only if the Board of Directors of that Fund determines in its business judgment that the relationship does not interfere with the Director's exercise of independent judgment. In making a determination regarding the independence of a Director pursuant to this paragraph, the Board of Directors of the Fund should consider, among other things, the materiality of the relationship to the Fund, to the Director, and, if applicable, to the organization with which the Director is affiliated.

    "Business relationship" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director can have this relationship directly with the Fund, or the Director can be a partner, officer or employee of an organization that has such a relationship. The Director may serve on the Committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either: (a) the relationship between the organization with which the Director is affiliated and the Fund, (b) the relationship between the Director and his or her partnership status, shareholder interest or executive officer position, or (c) the direct business relationship between the Director and the Fund.

  . A Director who is employed as an executive of another corporation where a Fund's executives serve on that corporation's compensation committee may not serve on the Committee.

  . A Director who is an "Immediate Family" member (as this term is defined in Rule 303.02(A) of the NYSE Listed Company Manual) of an individual who is an executive officer of a Fund or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship.

EXCEPTIONS

  One Independent Director who does not meet the independence requirements above, and is not a current employee or an immediate family member of such an employee, may be appointed as a member of the Committee, if the Boards of Directors of the PaineWebber Funds, under exceptional and limited circumstances, determines that his or her membership on the Committee is required by the best interests of the Funds and their shareholders, and the Boards disclose, in the next annual proxy statement for each closed-end Fund subsequent to the person's appointment, the nature of the relationship and the reasons why the person was appointed to the Committee.

EXPERIENCE REQUIREMENTS

  Each member of the Committee must be "financially literate." A member of the Committee will be deemed to be "financially literate" if he or she is able to read and understand financial statements, including, but not limited to, the Funds' balance sheets, income statements, and cash flow statements, or will become able to do so within a reasonable time after becoming a member of the Committee.

FINANCIAL EXPERTISE REQUIREMENTS

  At least one member of each Sub-Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any comparable experience or background which would result in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

-----------------------------
      STRATEGIC GLOBAL
      INCOME FUND, INC.
-----------------------------

PROXY
STATEMENT

                                                  -----------------------------
                                                        STRATEGIC GLOBAL
                                                        INCOME FUND, INC.
                                                  -----------------------------

                                                             ------------------
                                                               NOTICE OF
                                                               ANNUAL MEETING
                                                               TO BE HELD ON
                                                               MARCH 15, 2001
                                                               AND
                                                               PROXY STATEMENT
                                                             ------------------

                                     PROXY

                       STRATEGIC GLOBAL INCOME FUND, INC.
                Annual Meeting of Shareholders - March 15, 2001

     The undersigned hereby appoints as proxies Keith Weller and Marissa Duran-Cruz and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STRATEGIC GLOBAL INCOME FUND, INC.

                             YOUR VOTE IS IMPORTANT

     Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: PFPC Inc., P.O. Box 9388, Boston, MA 02205-9966. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.


SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                  SIDE

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

     Please mark
[X]  votes as in
     this example.

The Board of Directors recommends a vote "FOR"

1.  To elect as Directors:                            2.   To ratify the selection                 FOR   AGAINST    ABSTAIN
    (01) Margo N. Alexander, (02) Richard Q.               of Ernst & Young LLP as the             [ ]     [ ]        [ ]
    Armstrong, (03) E. Garrett Bewkes, Jr., (04)           Fund's independent auditors
    Richard R. Burt, (05) Meyer Feldberg, (06)             for the fiscal year ending
    George W. Gowen, (07) Frederic V. Malek,               November 30, 2001.
    (08) Carl W. Schafer, (09) Brian M. Storms.

FOR ALL                          WITHHELD FROM        3.   To approve a sub-adviser                FOR   AGAINST    ABSTAIN
NOMINEES [ ]                 [ ] ALL NOMINEES              approval policy for the Fund.           [ ]     [ ]        [ ]


[ ] FOR ALL NOMINEES EXCEPT:

-----------------------------------------


                                   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


                                   This proxy will not be voted unless it is dated and signed exactly as instructed below:

                                   If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

                                   Sign exactly as name appears hereon.

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Signature                 Date     Signature                 Date